                                                                     Exhibit 4.1


   (IF AN ORIGINAL ISSUE, PLACE REVENUE STAMPS ON REVERSE SIDE OF THIS STUB)

                            ISSUED TO_____________________  NUMBER ORIGINAL CERTIFICATE___________  RECEIVED CERTIFICATE NO.________

CERTIFICATE NUMBER________  ______________________________  NUMBER ORIGINAL SHARES________________  FOR_______________________SHARES

FOR_________________SHARES  FROM WHOM TRANSFERRED_________  NUMBER OF SHARES TRANSFERRED__________  DATED___________________________

DATED_____________________  _____________DATED____________  RE-ISSUED IN CERTIFICATE NO.__________  ________________________________



NUMBER                                                                    SHARES

    ========================================================================
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             MTC Technologies, Inc.

This Certifies that ____________________________________________ is the owner of
_________________________________________fully paid and non assessable shares of
Common Stock of the par value of $0.001 each of MTC Technologies, Inc. transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

Dated________________


Treasurer                                                  Chairman of the Board

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                              UNIF GIFT MIN ACT-________Custodian_________
TEN ENT  -- as tenants by the entireties                                         (Cust)           (Minor)
                                                                               under Uniform Gifts to Minors
JT TEN   -- As joint tenants with right of
            survivorship and not as tenants                                    Act_______________
            in common                                                                 (State)
               Additional abbreviation may also be used though not in the above lists.


     THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF THE SHARES OF COMMON STOCK OF MTC TECHNOLOGIES, INC., AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS ARE SET FORTH IN THE CERTIFICATE OF INCORPORATION OF MTC TECHNOLOGIES, INC., A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM MTC TECHNOLOGIES, INC., AT ITS PRINCIPAL EXECUTIVE OFFICES.


       For value Received _________ hereby sell assign and transfer unto
       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
       --------------------------------------

       __________________________________________________________________

       __________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

       __________________________________________________________________

       __________________________________________________________________
       * of the shares represented by the witness Certificate and do hereby irrevocably constitute and appoint

       __________________________________________________________ Attorney
       to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises

       Dated_____________________

                          _______________________________________________
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR.
                          WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                          _______________________________________________
                          THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.